Short-Term Borrowings	12 Months Ended
Mar. 31, 2014
Debt Instruments [Abstract]
Debt Disclosure Text Block

4. Short-Term Borrowings

The Company completed the closing of a new five year revolving credit facility (“Revolver”) on July 20, 2011. During 2013, the Company executed $50.0 million of the $200.0 million accordion feature of the Revolver to expand available borrowings under the Revolver from $250.0 million to $300.0 million from April through July and $350.0 million to $400.0 million from August through March of each year under the Revolver. The maturity date for the Revolver is July 20, 2016. As of March 31, 2014, the outstanding balance of the Revolver was $175.0 million, with a weighted average interest rate of 1.65%, and is included in the Long-Term Debt on the Consolidated Balance Sheet. The Revolver is secured by accounts receivable and inventories with a carrying value of $528.4 million. The Company had $10.6 million of outstanding standby letters of credit as of March 31, 2014 and 2013, which reduces borrowing availability under the Revolver. See Note 5, Long-Term Debt, for additional comments related to the Revolver.

During 2014, the Company entered into some interim lease notes which financed down payments for various equipment orders at market rates. As of March 31, 2014, these interim notes had not been converted into operating leases since the equipment was not yet delivered. These notes, which total $12.3 million as of March 31, 2014, are included in notes payable in the accompanying Consolidated Balance Sheets. These notes are expected to be converted into operating leases within the next twelve months. Until then, they bear interest at an annual rate of 1.65%.